SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)  June 30, 1997


                      GLENBOROUGH REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)


    Maryland                33-83506            94-3211970
 (State or other           (Commission         (IRS Employer
 Jurisdiction of          File Number)         I.D. Number)
 incorporation)

400 South El Camino Real, Suite 1100, San Mateo, California  94402
                Address of principal executive offices


Registrant's Telephone number, including area code:   (415) 343-9300

                                       N/A
          (Former name or former address, if changes since last report)


                   This form 8-K contains a total of 26 pages.

                              No Exhibits Required

 Item 5.     Other Events

            On July 28, 1997, the Registrant made available additional ownership and operating information concerning the Registrant, Glenborough Realty Trust Incorporated, and the properties owned or managed by it as of June 30, 1997, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing.

Item 7.      Financial Statements and Exhibits

             Financial Statements:

                  None

             Exhibits:

                                                                 Page Number in
Exhibit No.  Description                                         This Filing
----------   -----------                                         --------------
     99      Supplemental Information as of June 30, 1997            4

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          GLENBOROUGH REALTY TRUST INCORPORATED



Date:   July 28, 1997                          By:    /s/ Andrew Batinovich
                                                 -------------------------
                                                 Andrew Batinovich
                                                 Executive Vice President,
                                                 Chief Financial Officer and
                                                 Chief Operating Officer
                                                 (Principal Financial Officer)

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                                  June 30, 1997



                                Table of Contents


                                                                    PAGE
Real Estate Portfolio..................................................5
Real Estate Portfolio Controlled by Associated Companies...............7
Additions and Deletions to Portfolios During Period....................9
Debt Summary..........................................................11
Corporate Operating Summary...........................................12
Office Portfolio......................................................14
Industrial Portfolio    ..............................................16
Retail Portfolio......................................................18
Hotel Portfolio.......................................................20
Multi-family Portfolio................................................21
Lease Expiration Schedule.............................................22
Combined Operating Results............................................23
Glossary of Terms.....................................................24

                                                 GLENBOROUGH REALTY TRUST INCORPORATED
                                                         REAL ESTATE PORTFOLIO
                                                              June 30, 1997

-----------------------------------------------------------------------------------------------------------------------------------
   PROPERTY                                          LOCATION                                SQ. FEET            % OCC.
-----------------------------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO
   Tradewinds Financial Center                       Phoenix                    AZ             17,778               91%
   Vintage Pointe                                    Phoenix                    AZ             55,948               81%
   Warner Village Medical                            Fountain Valley            CA             32,272               92%
   Hillcrest Office Plaza                            Fullerton                  CA             34,623               88%
   Centerstone Plaza (1)                             Irvine                     CA            157,579               98%
   University Tech Center                            Pomona                     CA            100,516               85%
   Academy Center                                    Rolling Hills              CA             29,185               83%
   Dallidet Professional Center                      San Luis Obispo            CA             23,051               85%
   Westford Corporate Center                         Westford                   MA            163,247              100%
   Bond Street Building                              Farmington Hills           MI             40,595               93%
   Riverview Office Tower                            Bloomington                MN            227,129               96%
   University Club Tower                             St. Louis                  MO            272,443               94%
   Woodlands Plaza                                   St. Louis                  MO             71,309               95%
   One Professional Square                           Omaha                      NE             34,836               88%
   Regency Westpointe                                Omaha                      NE             35,937               94%
   4500 Plaza                                        Salt Lake City             UT             70,001               97%
   700 South Washington                              Alexandria                 VA             56,348              100%
   Globe Building                                    Mercer Island              WA             24,779               94%
                                                                                           ----------              ----
Total Office Square Footage/Average % Occupied                                              1,447,576               94%

INDUSTRIAL PORTFOLIO
   Hoover Industrial                                 Mesa                       AZ             57,441              100%
   Fifth Street Industrial                           Phoenix                    AZ            109,699              100%
   Magnolia Industrial                               Phoenix                    AZ             35,385              100%
   Kraemer Industrial Park                           Anaheim                    CA             55,246               69%
   Benicia Industrial Park                           Benicia                    CA            156,800              100%
   Belshaw Industrial                                Carson                     CA             23,826              100%
   Dominguez Industrial                              Carson                     CA             85,120               52%
   Sandhill Industrial Park                          Carson                     CA             90,922              100%
   Chatsworth Industrial Park                        Chatsworth                 CA             29,764              100%
   Glassell Industrial Center                        Orange                     CA             46,912               70%
   Dunn Way Industrial                               Placentia                  CA             59,832               71%
   Monroe Industrial                                 Placentia                  CA             38,655               92%
   Rancho Bernardo R & D Center                      Rancho Bernardo            CA             52,865               83%
   San Dimas Industrial Center                       San Dimas                  CA             35,996               41%
   Upland Industrial                                 Upland                     CA             27,414               90%
   Lake Point                                        Orlando                    FL            135,032               92%
   Navistar International Trans. Corp.               West Chicago               IL            474,426              100%
   Park 100 - Building 42                            Indianapolis               IN             37,200               81%
   Park 100 - Building 46                            Indianapolis               IN            102,400              100%
   Case Equipment Corp.                              Kansas City                KS            199,750              100%
   Southworth-Milton                                 Milford                    MA            146,125              100%
   Fisher-Pierce                                     Weymouth                   MA             79,825              100%
   Navistar International Trans. Corp.               Baltimore                  MD            274,000              100%
   Woodlands Tech Center                             St. Louis                  MO             91,138              100%

(1)  Acquisition  closed on July 1, 1997. Data for this property is not included in the following tables for the second quarter.


-----------------------------------------------------------------------------------------------------------------------------------
   PROPERTY                                          LOCATION                                SQ. FEET            % OCC.
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PORTFOLIO (continued)
   Case Equipment Corp.                              Memphis                    TN            205,594              100%
   Pinewood Industrial                               Arlington                  TX             46,060              100%
   Walnut Creek Business Center                      Austin                     TX            100,000              100%
   Mercantile I                                      Dallas                     TX            236,092               95%
   Quaker Industrial                                 Dallas                     TX             42,083              100%
   SeaTac II (2)                                     Seattle                    WA             41,657              100%
                                                                                            ---------              ----
Total Industrial Square Footage/Average % Occupied                                          3,117,259               95%

RETAIL PORTFOLIO
   Park Center (2)                                   Santa Ana                  CA             73,500               97%
   Sonora Plaza                                      Sonora                     CA            162,126               99%
   Piedmont Plaza                                    Apopka                     FL            151,000               98%
   Westwood Plaza                                    Tampa                      FL             99,304               99%
   Shannon Crossing                                  Atlanta                    GA             64,039               96%
   Auburn North                                      Auburn                     WA            158,596               71%
                                                                                              -------              ----
Total Retail Square Footage/Average % Occupied                                                708,565               92%

HOTEL PORTFOLIO                                                                            # of Rooms          YTD OCC.
   Country Inn & Suites By Carlson                   Scottsdale                 AZ                163               71%
   Country Suites By Carlson                         Tucson                     AZ                157               85%
   Country Suites By Carlson                         Ontario                    CA                120               79%
   Country Suites By Carlson                         Arlington                  TX                132               71%
   Country Suites By Carlson (2)                     Irving                     TX                 90               69%
   Country Inn By Carlson                            San Antonio                TX                 64               61%
                                                                                                  ---               ---
Total Hotel Rooms/YTD Occupancy                                                                   726               75%

MULTI-FAMILY PORTFOLIO                                                                     # of Units            % OCC.
   Overlook Apartments                               Scottsdale                 AZ                224               91%
   Summer Breeze                                     No. Hollywood              CA                104               98%
   Sahara Gardens                                    Las Vegas                  NV                312               94%
   Villas de Mission                                 Las Vegas                  NV                226               97%
                                                                                                  ---               ---
Total Multi-Family Units/ Average % Occupied                                                      866               94%


(2) The Company holds a  participating  first  mortgage  interest in the property.  In  accordance  with GAAP,  GLB accounts for the property as though it holds fee title.


                                                 GLENBOROUGH REALTY TRUST INCORPORATED
                                          PORTFOLIO CONTROLLED BY THE ASSOCIATED COMPANIES (1)
                                                          June 30, 1997

-----------------------------------------------------------------------------------------------------------------------------------
   PROPERTY                                          LOCATION                             # ROOMS/UNITS            % OCC.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
   Grunow Medical Building                           Phoenix                    AZ                  47,479          65%
   GSK Corporate Plaza                               Phoenix                    AZ                  31,530          46%
   One West Madison                                  Phoenix                    AZ                  25,000         100%
   Civic Center II                                   Rancho Cucamonga           CA                  17,857          58%
   Gateway Professional Center                       Sacramento                 CA                  50,556          96%
   Park Plaza                                        Sacramento                 CA                  67,688          75%
   Carnegie Business Center I                        San Bernardino             CA                  62,605          81%
   Carnegie Business Center II                       San Bernardino             CA                  50,804          74%
   Lakeside Tower                                    San Bernardino             CA                 112,866          83%
   One Carnegie Plaza                                San Bernardino             CA                 102,637          92%
   Two Carnegie Plaza                                San Bernardino             CA                  68,925          81%
   One Parkside                                      San Bernardino             CA                  70,069          66%
   One Vanderbilt Way                                San Bernardino             CA                  73,809          90%
   Two Vanderbilt Way                                San Bernardino             CA                  69,050          90%
   Santa Fe                                          San Bernardino             CA                  36,288         100%
   Inland Regional Center                            San Bernardino             CA                  81,079         100%
   Bristol Medical Center                            Santa Ana                  CA                  52,311          83%
   26th Street Office                                Santa Monica               CA                  14,573         100%
   Montrose Office Park                              Rockville                  MD                 189,079          89%
   Director's Plaza I                                Memphis                    TN                 131,727          78%
   Poplar Towers                                     Memphis                    TN                 100,901          86%
   Bluemound Commerce Centre                         Brookfield                 WI                  48,113          70%
                                                                                                 ---------         ----
     Total Office Square Footage/Average % Occupied                                              1,504,946          84%

INDUSTRIAL PORTFOLIO
   San Sevaine Business Park                         Mira Loma                  CA                 172,057          88%
   Rancon Centre Ontario                             Ontario                    CA                 245,000          80%
   SkyPark Airport Parking                           San Bruno                  CA                 216,780         100%
   Wakefield Engineering Bldg.                       Temecula                   CA                  44,200         100%
   Esplanade                                         Tustin                     CA                 141,700          86%
   Bryant Lake Phases I & II                         Eden Prairie               MN                  80,057          91%
   Bryant Lake Phase III                             Eden Prairie               MN                  91,732          94%
   Black Satchel                                     Charlotte                  NC                 228,800         100%
   NorthPark Business Park                           Charlotte                  NC                 319,960          89%
   The Commons at Great Valley                       Malvern                    PA                 200,000         100%
   Totem Valley Business Center                      Kirkland                   WA                 121,645          99%
                                                                                                 ---------         ----
     Total Industrial Square Footage/Average % Occupied                                          1,861,931          93%

 (1)  Operating  results and leasing  statistics  for these  properties  are not included in the following tables.

                                                 GLENBOROUGH REALTY TRUST INCORPORATED
                                          PORTFOLIO CONTROLLED BY THE ASSOCIATED COMPANIES (1)
                                                          June 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  PROPERTY                                          LOCATION                             # ROOMS/UNITS             % OCC.
-----------------------------------------------------------------------------------------------------------------------------------

RETAIL PORTFOLIO
   Baseline Mercado                                  Mesa                       AZ             22,886                 68%
   Mountain View Plaza                               Mojave                     CA             57,456                 85%
   Weist Plaza                                       Riverside                  CA            145,778                 94%
   Circuit City                                      San Bernardino             CA             39,123                100%
   Holiday Spa Health Club                           San Bernardino             CA             25,000                100%
   Outback Steak House                               San Bernardino             CA              6,500                100%
   Promo Retail Center                               San Bernardino             CA             66,265                 97%
   Service Retail Center                             San Bernardino             CA             20,780                100%
   T.G.I. Friday's                                   San Bernardino             CA              9,386                100%
   Aztec Village Center                              San Diego                  CA             23,789                 42%
   RCC Auto Center                                   Temecula                   CA             25,761                 91%
   Town & Country Center                             Arlington Heights          IL            323,591                 94%
   Glenlake Plaza                                    Indianapolis               IN             93,593                 88%
   Heritage Square                                   San Antonio                TX             75,528                 96%
                                                                                              -------                ----
     Total Retail Square Footage/Average % Occupied                                           935,436                 92%

HOTEL PORTFOLIO                                                                                                  YTD OCC.
   Country Suites By Carlson                         Tempe                      AZ                139                 91%
   Condominium Resort Hotel                          Galveston                  TX                276                 72%
   Condominium Resort Hotel                          Port Aransas               TX                 86                 67%
                                                                                                  ---                 ---
     Total Hotel Rooms/YTD Occupancy                                                              501                 79%

MULTI-FAMILY PORTFOLIO                                                                                             % OCC.
   Green Meadows                                     Davis                      CA                120                 89%
   Huntington Breakers                               Huntington Beach           CA                342                 98%
   Villa La Jolla                                    La Jolla                   CA                385                 99%
   La Jolla Canyon                                   San Diego                  CA                157                 98%
   Pacific Bay Club                                  San Diego                  CA                159                 95%
   Shadowridge Woodbend                              Vista                      CA                240                 97%
   Georgetowne                                       Omaha                      NE                288                 94%
   Promontory Point                                  Henderson                  NV                180                 94%
                                                                                                -----                 ---
     Total Multi-Family Units/Average % Occupied                                                1,871                 96%

LAND PORTFOLIO                                                                                  Acres
   Lake Elsinore Square (Retail)                     Lake Elsinore              CA              24.79
   Mountain View Plaza (Retail)                      Mojave                     CA               8.99
   Perris - 4th Avenue (Comm/Retail)                 Perris                     CA              17.67
   Perris - Ethanac Road (Comm/Retail)               Perris                     CA              23.76
   Perris - Nuevo Road (Comm/Retail)                 Perris                     CA              60.41
   Rancon Center Ontario (Industrial)                Ontario                    CA              41.02
   Rancon Center (Office)                            Rancho Cucamonga           CA               1.83
   Rancon Center (Retail)                            Rancho Cucamonga           CA               4.98
   Rancon Commerce Center (Industrial)               Temecula                   CA              15.52
   Rancon Towne Village (Retail)                     Temecula                   CA               8.79
   Tippecanoe (Commercial)                           San Bernardino             CA               8.79
   Tri-City Corporate Center (Off/Retail)            San Bernardino             CA              40.46
                                                                                               ------
     Total Land Acres                                                                          257.01

(1)  Operating results and leasing statistics for these properties are not included in the following tables.

                                               GLENBOROUGH REALTY TRUST INCORPORATED
                                         ADDITIONS AND DELETIONS TO PORTFOLIOS DURING PERIOD
                                                         June 30, 1997

-----------------------------------------------------------------------------------------------------------------------------------
  PROPERTY                                           LOCATION                                     SQ. FEET        DATE
-----------------------------------------------------------------------------------------------------------------------------------
GLENBOROUGH REALTY TRUST INCORPORATED
ADDITIONS:

Office Portfolio
   Centerstone Plaza                                 Irvine                     CA                 157,579        7/1/97
   University Tech Center                            Pomona                     CA                 100,516        6/18/97
   Academy Center                                    Rolling Hills              CA                  29,185        4/18/97
   Westford Corporate Center                         Westford                   MA                 163,247        4/29/97
   Riverview Office Tower                            Bloomington                MN                 227,129        4/14/97
   Woodlands Plaza                                   St. Louis                  MO                  71,309        4/29/97
   700 South Washington                              Alexandria                 VA                  56,348         4/8/97

Industrial Portfolio
   Fifth Street Industrial                           Phoenix                    AZ                 109,699        6/18/97
   Magnolia Industrial                               Phoenix                    AZ                  35,385        6/18/97
   Kraemer Industrial Park                           Anaheim                    CA                  55,246        4/18/97
   Belshaw Industrial                                Carson                     CA                  23,826        4/18/97
   Dominguez Industrial                              Carson                     CA                  85,120        4/18/97
   Sandhill Industrial Park                          Carson                     CA                  90,922        4/18/97
   Chatsworth Industrial Park                        Chatsworth                 CA                  29,764        4/18/97
   Glassell Industrial Center                        Orange                     CA                  46,912        4/18/97
   Dunn Way Industrial                               Placentia                  CA                  59,832        4/18/97
   Monroe Industrial                                 Placentia                  CA                  38,655        4/18/97
   San Dimas Industrial Center                       San Dimas                  CA                  35,996        4/18/97
   Upland Industrial                                 Upland                     CA                  27,414        4/29/97
   Lake Point                                        Orlando                    FL                 135,032        4/29/97
   Southworth-Milton                                 Milford                    MA                 146,125         4/8/97
   Fisher-Pierce                                     Weymouth                   MA                  79,825         4/8/97
   Woodlands Tech Center                             St. Louis                  MO                  91,138        4/29/97

Retail Portfolio
   Piedmont Plaza                                    Apopka                     FL                 151,000        4/29/97

Multi-Family Portfolio
   Overlook Apartments                               Scottsdale                 AZ                 181,376        4/29/97


DELETIONS:

Retail Portfolio
   Auto Care Centers                                 Atlanta                    GA                                   6/97
   QuikTrip Stores                                   GA, IL, MO, OK                                                  6/97

                                               GLENBOROUGH REALTY TRUST INCORPORATED
                                         ADDITIONS AND DELETIONS TO PORTFOLIOS DURING PERIOD
                                                         June 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  PROPERTY                                           LOCATION                                    SQ. FEET            DATE
-----------------------------------------------------------------------------------------------------------------------------------

ASSOCIATED COMPANY PORTFOLIOS
DELETIONS:

Retail Portfolio
   San Mar Plaza                                     San Marcos                 TX                  96,206           7/97
   Silver Creek Plaza                                San Jose                   CA                  71,005           5/97

Office Portfolio
   Rosemead Springs Business Center                  El Monte                   CA                 129,503           5/97
   University Tech Center                            Pomona                     CA                 100,516           6/97

Hotel Portfolio
   Country Suites By Carlson                         Memphis                    TN                     121           4/97

Multi-Family Portfolio
   Lake Mead Estates                                 Las Vegas                  NV                     160           6/97

Industrial
   Fifth Street Industrial                           Phoenix                    AZ                 109,699           6/97
   Magnolia Industrial                               Phoenix                    AZ                  35,385           6/97


                                             GLENBOROUGH REALTY TRUST INCORPORATED
                                                     DEBT SUMMARY
                                                     June 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Maturity
                                                                                                                      from
                                                     Debt           Interest         Interest         Maturity      12/31/96
Loan Type                                            Balance          Rate             Type             Date        (Years)
-----------------------------------------------------------------------------------------------------------------------------------
Secured Mortgage Loan                             $   19,596,798      7.57%          Fixed              1/1/06        8.51
     Secured by Nine Properties

Bank Line of Credit                                   13,918,313      7.44%       LIBOR + 1.75%        7/15/98        1.04
     Secured by Nineteen Properties                   22,200,000      8.50%           PRIME            7/15/98        1.04

Unsecured Bridge Loan                                 60,000,000      7.44%           Fixed            7/31/97        0.08

Individually Secured Mortgages
     Multi-Family Property                            7,500,740       9.00%           Fixed             8/1/98        1.09
     Multi-Family Property                            2,598,039       7.75%           Fixed             1/1/06        8.51
     Multi-Family Property                            7,276,924       7.50%           Fixed             3/1/21       23.68
     Office Property                                  1,680,771       7.87%     11th District +3%      8/15/15       18.14
                                                                                  cap at 17.87%
     Office Property                                    922,644       8.00%           Fixed             9/1/05        8.18
     Office Property                                  2,096,650       8.18%        Lenders Best        10/1/00        3.26
                                                                                    5-yr. Mort.
     Hotel Property                                   4,551,182       8.00%       2% above 5-yr.        1/1/06        8.51
                                                                                Treasury cap at 11%
     Retail Property                                  5,005,190       8.48%           Fixed           11/30/05        8.42
     Industrial Property                              1,424,148       9.25%           Fixed            12/1/00        3.42
     Industrial Property                                535,152       7.32%     11th District +2.5%     5/1/17       19.85
                                                                                   cap at 14.75%
     Industrial Property                                850,903       8.38%          Fixed             10/1/10       13.26
     Industrial Property                                739,160       7.32%     11th District +2.5%     5/1/17       19.85
                                                                                   cap at 14.75%
     Industrial Property                              1,784,462       8.13%          Fixed              4/1/12       14.76
                                                   ------------       -----                                          -----
Total Debt/Weighted Interest Rate                  $152,681,076       7.79%                                           6.48 (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Relative Percentage           Weighted
Debt Type                                         Total Amount                    Of All Debt                Average Rate
-----------------------------------------------------------------------------------------------------------------------------------
All Debt                                            152,681,076                    100.00%                     7.79%
All Floating Rate Debt                               45,721,228                     29.95%                     8.06%
Floating Rate Debt Capped                             7,506,265                      4.92%                     7.86%
Floating Rate Debt Not Capped                        38,214,963                     25.03%                     8.10%
All Fixed Rate Debt (2)                             106,959,848                     70.05%                     7.68%

(1) Weighted average maturity excludes the $60,000,000 unsecured bridge loan which was repaid in July 1997.
(2) $ 60,000,000 of the fixed rate debt represents an unsecured bridge loan that has a fixed interest rate for 30 days.

                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                             CORPORATE OPERATING SUMMARY
                                                  June 30, 1997

                For the Period:                                                1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                   1st         2nd           3rd           4th          Year to
                                                 Quarter     Quarter       Quarter       Quarter          Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
Net Income before Minority Interest           $ 1,353,000  $1,715,000   $ 1,259,000   $ 1,779,000     $ 6,106,000
 Plus:
    Depreciation and amortization                 897,000     862,000       934,000     1,882,000       4,575,000
    Loss Provisions                                    --          --            --            --              --
    Adjustment to reflect FFO of
       Associated Companies                       284,000     311,000       251,000       285,000       1,131,000
 Less:
    Net gain on sales of rental properties            --     (321,000)          --           --          (321,000)
    Gain on collection of note receivable              --          --            --            --              --
                                                ---------   ---------     ---------     ---------      ----------
 Funds from operations (FFO)                    2,534,000   2,567,000     2,444,000     3,946,000      11,491,000
 Plus:
    Amortization of deferred financing fees        36,000      36,000        69,000        52,000         193,000
 Less:
    Capital reserve in excess of expenditures     185,000      71,000      (229,000)      (81,000)        (54,000)
    Capital expenditures (incl. TI & Comm)         54,000     168,000       477,000       542,000       1,241,000
                                              -----------   ---------   -----------   -----------     -----------
  Cash available for distribution (CAD)       $ 2,331,000  $2,364,000   $ 2,265,000   $ 3,537,000     $10,497,000

 Cumulative capital res. in excess of             185,000     256,000        27,000       (54,000)        (54,000)
 expenditures

OTHER INFORMATION
 EBIDA (including G&A expenses)
    Combined Total                              2,972,000   2,955,000     3,318,000     5,028,000      14,273,000
    Growth from same period prior year               0.5%        1.9%         16.6%         89.0%           25.6%

 Net Operating Income - Property Level
    Same Property                               2,163,199   2,206,729     2,071,927     2,137,476       8,579,331
    Growth from same period prior year               9.2%        9.2%          0.0%         15.2%            8.2%

 Net Income excluding consolidation
    costs and extraordinary items               1,253,000   1,572,000     1,189,000     1,799,000       5,813,000
 Net Income (loss) including consolidation
    costs and extraordinary items            $(5,984,000) $ 1,572,000   $ 1,003,000   $ 1,799,000     $(1,610,000)

                For the Period:                                               1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                   1st          2nd          3rd         4th          Year to
                                                 Quarter      Quarter      Quarter     Quarter          Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
Net Income before Minority Interest            $2,594,000    $4,639,000                            $ 7,233,000
 Plus:
    Depreciation and amortization               1,537,000     2,507,000                              4,044,000
    Loss Provisions                                    --            --                                     --
    Adjustment to reflect FFO of
       Associated Companies                       623,000       248,000                                871,000
 Less:
    Gain on sale of rental property                    --      (570,000)                              (570,000)
    Gain on payoff of note receivable           (154,000)      (498,000)                              (652,000)
                                                ---------     ---------                             ----------
 Funds from operations (FFO)                    4,600,000     6,326,000                             10,926,000
 Plus:
    Amortization of deferred financing fees        64,000        64,000                                128,000
 Less:
    Capital reserve in excess of expenditures     110,000       220,000                                330,000
    Capital expenditures (incl. TI & Comm)        421,000       541,000                                962,000
                                               ----------   -----------                            -----------
  Cash available for distribution (CAD)        $4,133,000   $ 5,629,000                            $ 9,762,000

 Cumulative capital res. in excess of              56,000       276,000                                276,000
 expenditures

OTHER INFORMATION
 EBIDA (including G&A expenses)
    Combined Total                              5,550,000     8,304,000                             13,854,000
    Growth from same period prior year              86.7%        181.0%                                 133.7%

 Net Operating Income - Property Level
    Same Property                               2,337,230     2,325,202                              4,662,432
    Growth from same period prior year               7.8%          5.4%                                   6.7%

 Net Income excluding consolidation
    costs and extraordinary items               2,363,000     4,241,000                              6,604,000
 Net Income (loss) including consolidation
    costs and extraordinary items              $2,363,000    $4,241,000                            $ 6,604,000


                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                        CORPORATE OPERATING SUMMARY
                                              June 30, 1997

                 For the Period:                                                1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                       1st          2nd         3rd           4th        Year to
                                                     Quarter      Quarter      Quarter      Quarter        Date
-----------------------------------------------------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
Primary weighted average shares outstanding      5,753,709     5,761,209       5,778,545    9,513,517      6,632,707
Fully diluted weighted average shares
   outstanding (1)                               6,296,042     6,303,542       6,342,206   10,148,526      7,203,071
FFO per share                                         0.40          0.41            0.39         0.39           1.59
CAD per share                                         0.37          0.38            0.36         0.35           1.46
  Net Income per share excluding
   consolidation costs and extraordinary              0.22          0.27            0.21         0.19           0.88
items(2)
  Net Income (loss) per share including
   consolidation costs and extraordinary            (1.04)          0.27            0.17         0.19          (0.24)
items(2)

FFO Multiplier (Price/FFO)                            8.75          8.61            8.89        11.30          11.08
Debt Coverage Ratio                                   3.85          3.75            2.62         3.34           3.29
Interest Coverage Ratio                               4.33          4.46            3.14         3.82           3.84

Total Dividends                                  1,888,813     1,906,313       3,084,249    3,297,815     10,177,190
Dividend per share                                    0.30          0.30            0.30         0.32           1.22
Dividend payout ratio (FFO)                          75.0%         73.2%           76.9%        82.1%          76.7%

Total notes and mortgages payable                33,616,327   32,730,344      58,544,496   75,890,860     75,890,860
Total market capitalization (1)                 121,760,915  121,873,812     147,073,129  257,528,346    257,528,346
Increase from same period prior year                   N/A           N/A             N/A          N/A            N/A

Debt/Total Market Capitalization Ratio               27.6%         26.9%           39.8%        29.5%          29.5%

Primary shares outstanding (at end of period)    5,753,709     5,768,709       5,788,709    9,661,553      9,661,553
Fully diluted shares outstanding
    (at end of period)(1)                        6,296,042     6,311,042       6,380,442   10,305,673     10,305,673
Price per share on last trading day of the          14.000        14.125          13.875       17.625         17.625
    period

(1)  Includes minority interest in UPREIT Partnership.
(2)  Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding; therefore, the sum of the quarterly net income per share data may not equal the net income per share for the year.

                 For the Period:                                                 1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                     1st          2nd          3rd          4th            Year to
                                                   Quarter      Quarter      Quarter      Quarter            Date
-----------------------------------------------------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
Primary weighted average shares outstanding         10,256,129   13,432,442                              11,852,810
Fully diluted weighted average shares
   outstanding (1)                                  10,935,951   14,466,852                              12,783,418
FFO per share                                             0.42         0.44                                    0.86
CAD per share                                             0.38         0.39                                    0.77
Net Income per share excluding
   consolidation costs and extraordinary items(2)         0.23         0.32                                    0.55
Net Income (loss) per share including
   consolidation costs and extraordinary items(2)         0.23         0.32                                    0.55

FFO Multiplier (Price/FFO)                               11.90        14.35                                   14.68
Debt Coverage Ratio                                       3.27         3.43                                    3.36
Interest Coverage Ratio                                   3.68         3.84                                    3.77

Total Dividends                                      4,541,123    6,862,723                              11,403,846
Dividend per share                                        0.32         0.32                                    0.64
Dividend payout ratio (FFO)                              76.2%        72.7%                                   74.4%

Total notes and mortgages payable                   59,007,256  152,681,076                             152,681,076
Total market capitalization (1)                    335,120,716  511,004,053                             511,004,053
Increase from same period prior year                      175%         319%                                    319%

Debt/Total Market Capitalization Ratio                   17.6%        29.9%                                   29.9%

Primary shares outstanding (at end of
    period)                                         13,161,553   13,194,692                              13,194,692
  Fully diluted shares outstanding
    (at end of period) (1)                          13,805,673   14,191,009                              14,191,009
Price per share on last trading day of the              20.000       25.250                                  25.250
period

(1)  Includes minority interest in UPREIT Partnership.
(2)  Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding; therefore, the sum of the quarterly net income per share data may not equal the net income per share for the year.

                                            GLENBOROUGH REALTY TRUST INCORPORATED
                                                    OFFICE PORTFOLIO
                                                     June 30, 1997

              For the Period:                                              1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                  1st           2nd          3rd          4th        Year to
                                                Quarter       Quarter      Quarter      Quarter        Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
  Same Property
    Revenue                                    $ 357,683     $ 360,891     $  368,776      $  371,723   $ 1,459,073
   Operating expenses                            163,457       138,638        170,097         147,775       619,967
   NOI                                           194,226       222,253        198,679         223,948       839,106
   Growth from same period prior year              26.6%         41.7%           1.5%           28.1%         23.2%

  Combined Total
    Revenue                                    $ 357,683     $ 360,891     $1,196,821      $1,989,660   $ 3,905,055
   Operating expenses                            163,457       138,638        575,865         818,709     1,696,669
   NOI                                           194,226       222,253        620,956       1,170,951     2,208,386
   Growth from same period prior year              26.6%         41.7%         217.2%(1)       569.6%(1)     224.4%(1)

Capital expenditures (excludes TI & CLC)              --        2,904         41,595          31,820        76,319
Weighted average leaseable square feet           106,076       106,076        338,346         494,798       261,324
Capital expenditures per leaseable sq. ft.            --         0.03           0.12            0.06          0.29

OCCUPANCY STATUS (2)
  Same Property
   Physical occupancy                             98.0%         100.0%         100.0%           98.3%         98.3%
   Economic occupancy                             96.8%          97.3%          98.4%           98.7%         98.7%

   Average base rent per occupied square foot     13.07          12.95          13.17           13.56         13.56
   Increase from same period prior year           13.0%          12.2%           5.7%            7.0%          7.0%

   Revenue per occupied square foot               13.76          13.61          13.91           14.26         14.26
   Increase from same period prior year           17.6%          14.3%           6.5%            5.1%          5.1%

Combined Property
   Physical occupancy                             98.0%         100.0%          91.4%           92.6%         92.6%
   Economic occupancy                             96.8%          97.3%          88.7%           88.1%         88.1%

   Average base rent per occupied square foot     13.07          12.95          13.19           13.61         13.61
   Increase from same period prior year           13.0%          12.2%           5.8%            7.5%          7.5%

   Revenue per occupied square foot               13.76          13.61          15.17           15.38         15.38
   Increase from same period prior year           17.6%          14.3%          16.2%           13.3%         13.3%

(1) Reflects acquisitions during the period.
(2) Some 1996 information was restated to reflect current methodology

               For the Period:                                              1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                    1st           2nd            3rd           4th           Year to
                                                  Quarter       Quarter        Quarter        Quarter         Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
  Same Property
    Revenue                                     $   369,532   $   368,653                                 $ 738,185
   Operating expenses                               157,873       155,933                                   313,806
   NOI                                              211,659       212,720                                   424,379
   Growth from same period prior year                  9.0%         -4.3%                                      1.9%

  Combined Total
    Revenue                                     $ 2,342,654   $ 4,268,632                               $ 6,611,286
   Operating expenses                             1,082,311     1,939,135                                 3,021,446
   NOI                                            1,260,343     2,329,497                                 3,589,840
   Growth from same period prior year                548.9%(1)     948.1%(1)                                 761.9%(1)

Capital expenditures (excludes TI & CLC)             19,663        51,787                                    71,449
Weighted average leaseable square feet              642,323     1,088,395                                   865,359
Capital expenditures per leaseable sq. ft.             0.03          0.05                                      0.08

OCCUPANCY STATUS (2)
  Same Property
   Physical occupancy                                98.3%          96.2%                                     96.2%
   Economic occupancy                                97.7%          95.3%                                     95.3%

   Average base rent per occupied square foot        13.58          13.97                                     13.97
   Increase from same period prior year               3.9%           7.9%                                      7.9%

   Revenue per occupied square foot                  14.19          14.47                                     14.47
   Increase from same period prior year                3.1%          6.3%                                      6.3%

Combined Property
   Physical occupancy                                93.4%          93.4%                                     93.4%
   Economic occupancy                                90.0%          92.8%                                     92.8%

   Average base rent per occupied square foot        13.68          13.75                                     13.75
   Increase from same period prior year               4.6%           6.2%                                      6.2%

   Revenue per occupied square foot                  15.61          16.67                                     16.67
   Increase from same period prior year               13.5%         22.5%                                     22.5%

(1) Reflects acquisitions during the period.
(2) Some 1996 information was restated to reflect current methodology

                                            GLENBOROUGH REALTY TRUST INCORPORATED
                                                    OFFICE PORTFOLIO
                                                     June 30, 1997

For the Period:                                                            1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                   1st           2nd          3rd         4th         Year to
                                                 Quarter       Quarter      Quarter     Quarter        Date
-----------------------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
Square footage leased                                  --       1,004       9,173            --       10,177
Rental dollars                                         --      17,042     151,354            --      168,396
Average base rent per square foot                      --       16.97       16.50            --        16.55

Concessions                                            --          --          --            --           --
Concessions per square foot leased                     --          --          --            --           --

Tenant improvements (TI) committed                     --       4,700      86,689            --       91,389
TI committed per square foot leased                    --        4.68        9.45            --         8.98
TI spent                                               --       1,377     167,789       164,520       333,686

Capitalized leasing commissions (CLC) committed        --       3,111      11,376            --       14,487
CLC committed per square foot leased                   --        3.10        1.24            --         1.42
CLC spent                                              --          --      27,141        37,784        64,925

CLC and TI committed per sq. ft. leased                --        7.78       10.69            --         10.40

LEASING PRODUCTION: RENEWAL/EXPANSION

Square footage leased                               3,348        3,249        9,085        13,847      29,529
Rental dollars                                     45,198       54,397      152,363       213,360     465,317
Average base rent                                   13.50        16.74        16.77         15.41       15.76
 Percent increase in effective rents from renewal   40.6%        11.9%         2.9%         20.0%       18.9%

Concessions                                            --           --           --            --          --
Concessions per square foot leased                     --           --           --            --          --

Tenant improvements (TI) committed                  4,403       21,079       41,824        13,323      80,629
TI committed per square foot leased                  1.32         6.49         4.60          0.96        2.73
TI spent                                               --        2,751       10,079       194,617     207,447

Capitalized leasing commissions (CLC) committed        --           --           --         4,951       4,951
CLC committed per square foot leased                   --           --           --          0.36        0.17
CLC spent                                              --           --           --        11,204      11,204

CLC and TI committed per sq. ft. leased              1.32         6.49         4.60          1.32        2.90

     For the Period:                                                             1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                        1st           2nd         3rd           4th         Year to
                                                      Quarter       Quarter     Quarter       Quarter         Date
-----------------------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
Square footage leased                                   8,505        12,272                                  20,777
Rental dollars                                        181,092       226,705                                 407,797
Average base rent per square foot                       21.29         18.47                                   19.63

Concessions                                            10,086           --                                   10,086
Concessions per square foot leased                       1.19           --                                     1.19

Tenant improvements (TI) committed                     53,680        75,700                                 129,380
TI committed per square foot leased                      6.31          6.17                                    6.23
TI spent                                               57,688        77,223                                 134,911

Capitalized leasing commissions (CLC) committed        18,499        20,475                                  38,974
CLC committed per square foot leased                     2.18          1.67                                    1.88
CLC spent                                              37,133        26,029                                  63,162

CLC and TI committed per sq. ft. leased                  8.49          7.84                                    8.10

LEASING PRODUCTION: RENEWAL/EXPANSION

Square footage leased                                  22,570        15,144                                  37,714
Rental dollars                                        350,087       229,914                                 580,001
Average base rent                                       15.51         15.18                                   15.38
 Percent increase in effective rents from renewal       36.2%         12.8%                                   24.5%

Concessions                                                --          217                                      217
Concessions per square foot leased                         --         0.01                                     0.01

Tenant improvements (TI) committed                     64,036        35,168                                  99,204
TI committed per square foot leased                      2.84          2.32                                    2.63
TI spent                                               40,125        18,759                                  58,884

Capitalized leasing commissions (CLC) committed         9,357         6,661                                  16,018
CLC committed per square foot leased                     0.41          0.44                                    0.42
CLC spent                                               9,230         8,214                                  17,444

CLC and TI committed per sq. ft. leased                  3.25          2.76                                    3.06

                                             GLENBOROUGH REALTY TRUST INCORPORATED
                                                    INDUSTRIAL PORTFOLIO
                                                       June 30, 1997
                For the Period:                                            1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                    1st          2nd           3rd          4th         Year to
                                                  Quarter      Quarter       Quarter      Quarter        Date
-----------------------------------------------------------------------------------------------------------------------------------
  OPERATING RESULTS
 Same Property
    Revenue                                    $  850,378      875,598       909,590       906,737    3,542,303
    Operating expenses                            137,889      103,578       144,775       118,938      505,180
    NOI                                           712,489      772,020       764,815       787,799    3,037,123
    Growth from same period prior year             - 4.0%         1.6%        - 2.1%          4.1%         0.1%

  Combined Total
    Revenue                                     1,005,970      979,760     $ 914,904   $ 1,359,367    4,260,001
    Operating expenses                            208,274      160,565       146,544       234,216      749,599
    NOI                                           797,696      819,195       768,360     1,125,151    3,510,402
    Growth from same period prior year             - 3.7%         3.2%(1)     -11.6%(1)      38.2%(2)      4.5%

Capital expenditures (excludes TI & CLC)               --           --        19,046        12,109       31,155
Weighted average leaseable square feet          1,589,027    1,491,827     1,491,827     2,030,114    1,602,475
Capital expenditures per leaseable sq. ft.             --           --          0.01          0.01         0.02

  OCCUPANCY STATUS (3)
Same Property
  Physical occupancy                                99.9%       100.0%        100.0%        100.0%       100.0%
  Economic occupancy                                96.9%        98.0%        100.0%         99.8%        99.8%

  Average base rent per occupied sq. ft.             2.20         2.37          2.37          2.37         2.37
  Increase from same period prior year             - 4.2%         3.5%          3.7%          3.6%         3.6%

  Revenue per occupied square foot                   2.28         2.35          2.44          2.43         2.43
  Increase from same period prior year             - 3.6%       - 0.8%          3.2%          0.5%         0.5%

Combined Total
  Physical occupancy                                99.5%       100.0%        100.0%         98.9%        98.9%
  Economic occupancy                                96.2%        97.3%         99.8%         98.7%        98.7%

  Average base rent per occupied sq. ft.             2.46         2.37          2.37          2.78         2.78
  Increase from same period prior year             - 2.1%       - 5.8%(1)    - 5.8%(1)       10.2%(2)     10.2%

  Revenue per occupied square foot                   2.55         2.35          2.44          2.90         2.90
  Increase from same period prior year             - 1.6%        -9.8%(1)    - 6.1%(1)        9.8%(2)      9.8%

(1) Reflects sales of the All American Self-Storage facilities on June 4, 1996.
(2) Reflects acquisitions during the period.
(3) Some 1996 information was restated to reflect current methodology.

                For the Period:                                       1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                1st          2nd          3rd          4th        Year to
                                              Quarter      Quarter      Quarter      Quarter        Date
-----------------------------------------------------------------------------------------------------------------------------------
  OPERATING RESULTS
  Same Property
    Revenue                                 $   912,829    $  910,813                             $1,823,642
    Operating expenses                          116,769       124,267                                241,036
    NOI                                         796,060       786,546                              1,582,606
    Growth from same period prior year            11.7%          1.9%                                   6.6%

  Combined Total
    Revenue                                 $ 1,435,492     2,820,890                             $4,256,382
    Operating expenses                          279,377       648,325                                927,702
    NOI                                       1,156,115     2,172,565                              3,328,680
    Growth from same period prior year            44.9%(2)     165.2%(2)                              105.9%

Capital expenditures (excludes TI & CLC)         54,415        11,832                                 66,247
Weighted average leaseable square feet        2,026,368     2,855,825                              2,441,096
Capital expenditures per leaseable sq. ft.         0.03          0.00                                   0.03

  OCCUPANCY STATUS (3)
Same Property
  Physical occupancy                              99.9%         99.5%                                  99.5%
  Economic occupancy                              99.9%         99.0%                                  99.0%

  Average base rent per occupied sq. ft.           2.38          2.39                                   2.39
  Increase from same period prior year             8.0%           1.0                                   1.0%

  Revenue per occupied square foot                 2.45          2.45                                   2.45
  Increase from same period prior year             7.4%           4.5                                   4.5%

Combined Total
  Physical occupancy                              98.8%         95.0%                                  95.0%
  Economic occupancy                              97.7%         96.1%                                  96.1%

  Average base rent per occupied sq. ft.           2.70          4.00                                   4.00
  Increase from same period prior year             9.8%         69.0%(2)                               69.0%(2)

  Revenue per occupied square foot                 2.87          4.37                                   4.37
  Increase from same period prior year            12.6%(2)      85.9%(2)                               85.9%(2)

(1) Reflects sales of the All American Self-Storage facilities on June 4, 1996.
(2) Reflects acquisitions during the period.
(3) Some 1996 information was restated to reflect current methodology.

                                            GLENBOROUGH REALTY TRUST INCORPORATED
                                                  INDUSTRIAL PORTFOLIO
                                                     June 30, 1997
                 For the Period:                                                1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                    1st          2nd          3rd          4th        Year to
                                                  Quarter      Quarter      Quarter      Quarter       Date
-----------------------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION:  NEW
Square footage leased                               1,200           --            --           --       1,200
Rental dollars                                      7,800           --            --           --       7,800
Average base rent per square foot                    6.50           --            --           --        6.50

Concessions                                           650           --            --           --         650
Concessions per square foot leased                   0.54           --            --           --        0.54

Tenant improvements (TI) committed                    600           --            --           --         600
TI committed per square foot leased                  0.50           --            --           --        0.50
TI spent                                               --           --         2,716           --       2,716

Capitalized leasing commissions (CLC) committed       936           --            --           --         936
CLC committed per square foot leased                 0.78           --            --           --        0.78
CLC spent                                              --        1,649            --          783       2,432
CLC and TI committed per sq. ft. leased              1.28           --            --           --        1.28

LEASING PRODUCTION: RENEWAL/EXPANSION
Square footage leased                              52,800        3,000        12,000           --      67,800
Rental dollars                                    180,324       20,700        44,640           --     245,664
Average base rent                                    3.42         6.90          3.72           --        3.62
  Percent increase in effective rates from renewal   4.5%       - 0.4%          0.0%           --        1.4%

Concessions                                            --        3,350            --           --       3,350
Concessions per square foot leased                     --         0.06            --           --        0.06

Tenant improvements (TI) committed                  2,085        6,000            --           --       8,085
TI committed per square foot leased                  0.04         2.00            --           --        0.12
TI spent                                            6,533        9,286        16,791       22,443      55,053

Capitalized leasing commissions (CLC) committed      1,833       2,804            --           --       4,637
CLC committed per square foot leased                 0.03         0.93            --           --        0.07
CLC spent                                           1,994        8,019         1,464        2,484      13,961
CLC and TI committed per sq. ft. leased              0.07         2.93            --           --        0.19

                 For the Period:                                                      1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                            1st         2nd          3rd         4th        Year to
                                                          Quarter     Quarter      Quarter     Quarter        Date
-----------------------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION:  NEW
Square footage leased                                          --      57,882         --         --        57,882
Rental dollars                                                 --     194,177         --         --       194,177
Average base rent per square foot                              --        3.35         --         --          3.35

Concessions                                                    --       3,086         --         --         3,086
Concessions per square foot leased                             --        0.05         --         --          0.05

Tenant improvements (TI) committed                             --      82,551         --         --        82,551
TI committed per square foot leased                            --        1.43         --         --          1.43
TI spent                                                    1,534      62,039         --         --        63,573

Capitalized leasing commissions (CLC) committed                --      56,876         --         --        56,876
CLC committed per square foot leased                           --        0.98         --         --          0.98
CLC spent                                                   9,984      33,738         --         --        43,722
CLC and TI committed per sq. ft. leased                        --        2.41         --         --          2.41

LEASING PRODUCTION: RENEWAL/EXPANSION
Square footage leased                                      35,072      43,499         --         --        78,571
Rental dollars                                            122,571     154,512         --         --       277,083
Average base rent                                            3.49        3.55         --         --          3.53
  Percent increase in effective rates from renewal          16.3%       43.4%         --         --         16.3%

Concessions                                                    --          --         --         --            --
Concessions per square foot leased                             --          --         --         --            --

Tenant improvements (TI) committed                         79,216      11,239         --         --        90,455
TI committed per square foot leased                          2.26        0.26         --         --          1.15
TI spent                                                       --      81,874         --         --        81,874

Capitalized leasing commissions (CLC) committed            21,923      20,306         --         --        42,229
CLC committed per square foot leased                         0.63        0.47         --         --          0.54
CLC spent                                                   2,019      33,368         --         --        35,387
CLC and TI committed per sq. ft. leased                      2.88        0.73         --         --          1.69

                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                              RETAIL PORTFOLIO
                                                                June 30, 1997
                 For the Period:                                             1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                    1st          2nd          3rd           4th         Year to
                                                  Quarter      Quarter      Quarter       Quarter        Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
Same Property
  Revenue                                         598,471      601,732       595,805      621,793     2,417,747
  Operating expenses                              224,972      184,696       218,082      227,836       855,586
  NOI                                             373,445      417,036       377,723      393,957     1,562,161
  Growth from same period prior year              - 13.7%       - 3.0%       - 13.9%        13.8%        - 5.8%

Combined Total
  Revenue                                         826,483      831,974       853,905    1,233,853     3,746,215
  Operating expenses                              228,088      187,309       222,311      352,082       989,790
  NOI                                             598,395      644,665       631,594      881,771     2,756,425
  Growth from same period prior year               - 8.8%       - 2.9%        - 4.4%        54.4%(2)       8.0%
Capital expenditures (excludes TI and CLC)             --        9,832         2,265        8,365        20,462
Weighted average leaseable square feet            285,658      285,658       301,348      516,947       347,403
Capital expenditures per leaseable sq. ft.             --         0.03          0.01         0.02          0.06

OCCUPANCY STATUS (3)
Same Property
  Physical occupancy (at end of period)             91.2%        91.2%         94.4%        95.9%         95.9%
  Economic occupancy (at end of period)             89.6%        90.9%         90.0%        91.2%         91.2%

  Average base rent per occupied sq. ft.             8.33         8.00          8.34         7.59          7.59
  Increase from same period prior year               0.7%        -5.5%        - 0.2%       - 7.6%        - 7.6%

  Revenue per occupied square foot                  10.22        10.27         10.09        10.37         10.37
  Increase from same period prior year               1.5%        -2.2%          0.2%         5.2%          5.2%

Combined Property
  Physical occupancy (at end of period)             92.1%        92.1%         95.5%        97.2%         97.2%
  Economic occupancy (at end of period)             92.7%        93.4%         92.1%        94.4%         94.4%

  Average base rent per occupied sq. ft.            10.88        11.19         10.33         7.93          7.93
  Increase from same period prior year               1.5%         3.0%        - 4.2%(1)    -25.8%(1)(2)  -25.8%

  Revenue per occupied square foot                  12.57        12.65         11.74         9.32          9.32
  Increase from same period prior year               1.9%       - 0.2%        - 4.8%(1)    -23.3%(1)(2)  -23.3%

(1)  Average base rents declined due to the purchase of the grocery store anchor at Westwood Plaza Shopping Center which has lower rents per square foot.
(2)  Reflects acquisitions during the period.
(3)  Some 1996 information was restated to reflect current methodology.

                 For the Period:                                                   1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                         1st         2nd          3rd         4th        Year to
                                                       Quarter     Quarter      Quarter     Quarter        Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
Same Property
  Revenue                                              623,662       607,044                            1,230,706
  Operating expenses                                   208,009       208,901                              416,910
  NOI                                                  415,653       398,143                              813,796
  Growth from same period prior year                     11.3%        - 4.5%                                 2.9%

Combined Total
  Revenue                                            1,466,612     1,579,107                            3,045,719
  Operating expenses                                   373,556       411,934                              785,490
  NOI                                                1,093,056     1,167,173                            2,260,229
  Growth from same period prior year                     82.7%(2)      81.1%(2)                             81.8%
Capital expenditures (excludes TI and CLC)              86,970           907                               87,877
Weighted average leaseable square feet                 716,389       734,722                              682,711
Capital expenditures per leaseable sq. ft.                0.12          0.00                                 0.13

OCCUPANCY STATUS (3)
Same Property
  Physical occupancy (at end of period)                  95.4%         96.3%                                96.2%
  Economic occupancy (at end of period)                  93.3%         94.4%                                94.4%

  Average base rent per occupied sq. ft.                  8.28          8.54                                 8.54
  Increase from same period prior year                  - 0.6%          6.6%                                 6.6%

  Revenue per occupied square foot                       10.46         10.10                                10.10
  Increase from same period prior year                    2.3%         -1.7%                                -1.7%

Combined Property
  Physical occupancy (at end of period)                  96.6%         92.2%                                92.2%
  Economic occupancy (at end of period)                  94.8%         94.0%                                94.0%

  Average base rent per occupied sq. ft.                  8.04          8.10                                 8.10
  Increase from same period prior year                  -26.1%(1)(2)  -27.6%(1)(2)                         -27.6%(1)(2)

  Revenue per occupied square foot                        9.63          9.25                                 9.25
  Increase from same period prior year                  -23.4%(1)(2)  -26.9%(1)(2)                         -26.9%(1)(2)

(1)   Average base rents declined due to the purchase of the grocery store anchor at Westwood Plaza Shopping Center which has lower rents per square foot.
(2)   Reflects acquisitions during the period.
(3)   Some 1996 information was restated to reflect current methodology.

                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                                        RETAIL PORTFOLIO
                                                          June 30, 1997
                 For the Period:                                                1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                          1st          2nd          3rd          4th        Year to
                                                       Quarter      Quarter      Quarter      Quarter       Date
-----------------------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
Square footage leased                                    2,520      5,150          4,068       4,222        15,960
Rental dollars                                          26,438     58,835         50,596      46,557       182,426
Average base rent per square foot                        10.49      11.42          12.44       11.03         11.43

Concessions                                              1,020      5,538          9,358       2,137        18,053
Concessions per square foot leased                        0.40       1.08           2.30        0.51          1.13

Tenant improvements (TI) committed                          --      4,000          9,972       4,500        18,472
TI committed per square foot leased                         --       0.78           2.45        1.07          1.16
TI spent                                                    --         --          4,213      12,023        16,236

Capitalized leasing commissions (CLC) committed             --      7,350         14,335       3,379        25,064
CLC committed per square ft. leased                         --       1.43           3.52        0.80          1.57
CLC spent                                                6,228      3,675         17,205       2,277        29,385
CLC and TI committed per sq. ft. leased                     --       2.20           5.98        1.87          2.73

LEASING PRODUCTION: RENEWAL/EXPANSION

Square footage leased                                       --      3,300         12,338       1,400        17,038
Rental dollars                                              --     36,770        123,699      16,520       176,989
Average base rent per square foot                           --      11.14          10.03       11.80         10.39
   Percent increase in effective rents from renewal         --      11.0%         - 2.7%(1)     8.9%          4.3%

Concessions                                                 --      1,922         10,000          --        11,922
Concessions per square foot leased                          --       0.58           0.81          --          0.70

Tenant improvements (TI) committed                          --     13,960         66,288          --        80,248

TI committed per square foot leased                         --       4.23           5.37          --          4.71
TI spent                                                 3,210         --         20,000      14,656        37,866

Capitalized leasing commissions (CLC) committed             --         --             --          --            --
CLC committed per square foot leased                        --         --             --          --            --
CLC spent                                                   --         --             --          --            --
CLC and TI committed per sq. ft. leased                     --       4.23           5.37          --          4.71

 (1) Reflects moving expense concessions paid to relocate tenants to accommodate expansion of the grocery store anchor at
     Westwood Plaza Shopping Center.

                 For the Period:                                                    1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                          1st          2nd          3rd         4th        Year to
                                                        Quarter      Quarter      Quarter     Quarter        Date
-----------------------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
Square footage leased                                     3,381          --                                   3,381
Rental dollars                                           32,558          --                                  32,558
Average base rent per square foot                          9.63          --                                    9.63

Concessions                                                 789          --                                     789
Concessions per square foot leased                         0.23          --                                    0.23

Tenant improvements (TI) committed                        4,110          --                                   4,110
TI committed per square foot leased                        1.22          --                                    1.22
TI spent                                                  2,322       3,852                                   6,174

Capitalized leasing commissions (CLC) committed          8,568           --                             -     8,568
CLC committed per square ft. leased                        2.53          --                                    2.53
CLC spent                                                 2,808       5,760                                   8,568

CLC and TI committed per sq. ft. leased                    3.75          --                                    3.75

LEASING PRODUCTION: RENEWAL/EXPANSION

Square footage leased                                     4,162          --                                   4,162
Rental dollars                                           41,909          --                                  41,909
Average base rent per square foot                         10.07          --                                   10.07
   Percent increase in effective rents from renewal        1.6%          --                                    1.6%

Concessions                                               2,800          --                                   2,800
Concessions per square foot leased                         0.67          --                                    0.67

Tenant improvements (TI) committed                        6,000          --                                   6,000

TI committed per square foot leased                        1.44          --                                    1.44
TI spent                                                     --          --                                     --

Capitalized leasing commissions (CLC) committed              --          --                                     --
CLC committed per square foot leased                         --          --                                     --
CLC spent                                                    --          --                                     --
CLC and TI committed per sq. ft. leased                    1.44          --                                   1.44

 (1) Reflects moving expense concessions paid to relocate tenants to accommodate expansion of the grocery store anchor at
     Westwood Plaza Shopping Center.

                                             GLENBOROUGH REALTY TRUST INCORPORATED
                                                      HOTEL PORTFOLIO
                                                       June 30, 1997
                For the Period:                                               1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                          1st          2nd           3rd          4th          Year to
                                                       Quarter       Quarter       Quarter       Quarter        Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
 Same Property
   Revenue (1)                                     $ 1,205,115   $ 1,091,190    $ 1,019,501    $ 1,066,654    $ 4,382,460
   Operating expenses (2)                              424,675       386,341        413,942        456,123     1,681,081
   NOI                                                 780,440       704,849        605,559        610,531     2,701,379
   Growth from same period prior year                    38.9%         22.8%           6.0%          19.9%         21.9%
 Combined Total
   Revenue                                         $ 1,205,115   $ 1,091,190    $ 1,071,501    $ 1,144,654   $ 4,512,460
   Operating expenses                                  424,675       386,341        421,371        465,750     1,698,137
   NOI                                                 780,440       704,849        650,130        678,904     2,814,323
   Growth from same period prior year                    38.9%         22.8%          13.9%(3)       33.3%         27.0%
 Capital expenditures                                   18,558        98,551        137,496         21,355       275,960
 Weighted average rooms owned (4)                          517           517            558            579           513
 Capital expenditures per room (4)                          37           197            254             38           538
OCCUPANCY STATUS (6)
 Same Property
   Total room revenue                                2,402,872     2,149,708      2,023,408      2,129,175     8,705,163
   Physical occupancy (5)                                77.0%         75.1%          73.3%          72.9%         72.9%

   Average daily rate per occupied room (5)           $  66.33      $  64.43       $  63.37       $  63.06      $  63.06
   Percent increase from prior period                    10.5%          7.5%           7.5%           8.1%          8.1%

   Revenue per available room (REVPAR) (5)            $  51.07      $  48.38       $  46.42       $  46.01      $  46.01
   Percent increase from prior period                     9.4%          3.6%           4.2%           6.0%          6.0%
Combined Total
   Total room revenue                                2,402,872     2,149,709      2,128,553      2,262,785     8,943,919
   Physical occupancy (5)                                77.0%         75.1%          72.7%          71.8%         71.8%

   Average daily rate per occupied room (5)           $  66.33      $  64.43       $  63.24       $  62.76      $  62.76
   Increase from same period prior year                  10.5%          7.5%           7.3%           7.5%          7.5%

   Revenue per available room (REVPAR) (5)            $  51.07      $  48.38       $  45.98       $  45.04      $  45.04
   Increase from same period prior year                   9.4%          3.6%           3.2%           3.8%          3.8%

(1)  At June 30, 1996 same property revenue includes $585,630 of lease payments from three hotels which GLB owns and leases to GHG.
     Revenue also includes $505,560 of operating revenue from one hotel.  The Company holds a participating first mortgage interest in this hotel and in accordance with GAAP, GLB accounts for the property as though it held fee title.  At June 30, 1997 same property revenue includes $709,487 of lease payments from three hotels and $542,399 of operating revenue from one hotel.
(2)  Operating expenses paid by lessor for the leased hotels include taxes and property insurance; all other expenses paid by lessee.
(3)  Reflects the purchase of a new property during the quarter.
(4)  1996 Numbers were restated for consistency of methodology and to reflect an increase in available rooms at Country Suites-
     Irving (DFW).
(5)  Numbers represent year-to-date data for the period and include comp rooms.
(6)  Some 1996 information was restated to reflect current methodology.

                For the Period:                                              1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                  1st                2nd          3rd          4th            Year to
                                                Quarter            Quarter      Quarter      Quarter           Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
 Same Property
   Revenue (1)                                $ 1,216,199       $ 1,251,886                                 $ 2,468,085
   Operating expenses (2)                         414,218           432,362                                     846,580
   NOI                                            801,981           819,524                                   1,621,505
   Growth from same period prior year                2.8%             16.3%                                        2.8%
 Combined Total
   Revenue                                    $ 1,530,826       $ 1,701,523                                 $ 3,232,349
   Operating expenses                             455,836           509,422                                     965,258
   NOI                                          1,074,990         1,192,101                                   2,267,091
   Growth from same period prior year               37.7%(3)          69.1%                                       37.7%
 Capital expenditures                              48,125            86,546                                     134,671
 Weighted average rooms owned (4)                     633               742                                         688
 Capital expenditures per room (4)                     76               117                                         196
OCCUPANCY STATUS (6)
 Same Property
   Total room revenue                           2,480,964         2,496,991                                   4,977,955
   Physical occupancy (5)                           76.1%             77.3%                                       77.3%

   Average daily rate per occupied room (5)      $  70.10          $  68.79                                    $  68.79
   Percent increase from prior period                5.7%              6.8%                                        6.8%

   Revenue per available room (REVPAR) (5)       $  53.32          $  53.20                                    $  53.20
   Percent increase from prior period                4.4%              10.0                                       10.0%
Combined Total
   Total room revenue                           3,237,636         3,547,474                                   6,785,110
   Physical occupancy (5)                           76.2%             75.2%                                       75.2%

   Average daily rate per occupied room (5)      $  74.32          $  72.34                                    $  72.34
   Increase from same period prior year             12.0%             12.3%                                       12.3%

   Revenue per available room (REVPAR) (5)       $  56.64          $  54.42                                    $  54.42
   Increase from same period prior year             10.9%             12.5%                                       12.5%

(1)  At June 30, 1996 same property revenue includes $585,630 of lease payments from three hotels which GLB owns and leases to GHG.
     Revenue also includes $505,560 of operating revenue from one hotel.  The Company holds a participating first mortgage interest in this hotel and in accordance with GAAP, GLB accounts for the property as though it held fee title.  At June 30, 1997 same property revenue includes $709,487 of lease payments from three hotels and $542,399 of operating revenue from one hotel.
                                 Page 20 of 26

(2)  Operating expenses paid by lessor for the leased hotels include taxes and property insurance; all other expenses paid by lessee.
(3)  Reflects the purchase of a new property during the quarter.
(4)  1996 Numbers were restated for consistency of methodology and to reflect an increase in available rooms at Country Suites-
     Irving (DFW).
(5)  Numbers represent year-to-date data for the period and include comp rooms.
(6)  Some 1996 information was restated to reflect current methodology.

                                             GLENBOROUGH REALTY TRUST INCORPORATED
                                                   MULTI-FAMILY PORTFOLIO
                                                       June 30, 1997
                 For the Period:                                                1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                    1st          2nd          3rd          4th          Year to
                                                  Quarter      Quarter      Quarter      Quarter         Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
Same Property
  Revenue                                       $  193,911    $ 186,164   $  204,427    $ 195,007    $   779,509
  Operating expenses                                91,312       95,593       79,276       73,766        339,947
  NOI                                              102,599       90,571      125,151      121,241        439,562
  Growth from same period prior year                 13.4%         2.3%        45.3%        76.1%          31.6%

Combined Total
  Revenue                                       $  193,911    $ 186,164    $ 204,427    $ 934,263    $ 1,518,765
  Operating expenses                                91,312       95,593       79,276      334,519        600,700
  NOI                                              102,599       90,571      125,151      599,744        918,065
  Growth from same period prior year                 13.4%         2.3%        45.3%       771.4%(1)      174.8%(1)

Capital expenditures                                17,500       29,900        9,538        5,936         62,874
Weighted average apartment units owned                 104          104          104          549            215
Capital expenditures per apartment unit                168          288           92           11            292

 OCCUPANCY STATUS (2)

Same Property
  Physical occupancy (at end of period)              89.4%        96.2%        92.3%        94.2%          94.2%
  Economic occupancy (at end of period)              88.8%        89.2%        94.9%        91.0%          91.0%

  Average base rent per occupied unit                  654          656          660          663            663
  Increase from same period prior year                2.3%         1.7%         1.9%         3.8%           3.8%

  Apartment annualized turnover rate                 60.0%        34.6%        38.5%        23.1%          39.4%

Combined Total
Physical occupancy (at end of period)                89.4%        96.2%        92.3%        94.7%          94.7%
Economic occupancy (at end of period)                88.8%        89.2%        94.9%        96.7%          96.7%

Average base rent per occupied unit                    654          656          660          576            576
Increase from same period prior year                  2.3%         1.7%         1.9%       - 9.9%(1)      - 9.9%(1)

Apartment annualized turnover rate                   60.0%        34.6%        38.5%        51.7%          46.2%

(1) Reflects acquisitions during the period
(2) Some 1996 information was restated to reflect current methodology.

                 For the Period:                                              1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                     1st         2nd            3rd           4th         Year to
                                                   Quarter     Quarter        Quarter       Quarter         Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
Same Property
  Revenue                                       $   200,599     $   204,349                             $ 404,948

  Operating expenses                                 88,722          96,080                               184,802
  NOI                                               111,877         108,269                               220,146
  Growth from same period prior year                   9.0%           19.5%                                 14.0%

Combined Total
  Revenue                                       $ 1,129,909     $ 1,412,508                           $ 2,542,417
  Operating expenses                                447,290         562,250                             1,009,540
  NOI                                               682,619         850,258                             1,532,877
  Growth from same period prior year                 565.3%(1)       838.8%(1)                             693.5%(1)

Capital expenditures                                 49,279          45,491                                94,770
Weighted average apartment units owned                  642             796                                   719
Capital expenditures per apartment unit                  77              57                                   132

 OCCUPANCY STATUS (2)

Same Property
  Physical occupancy (at end of period)               94.2%           98.1%                                 98.1%
  Economic occupancy (at end of period)               91.2%           94.1%                                 94.1%

  Average base rent per occupied unit                   673             687                                   687
  Increase from same period prior year                 2.9%            4.7%                                  4.7%

  Apartment annualized turnover rate                  38.5%           46.2%                                 42.3%

Combined Total
Physical occupancy (at end of period)                 94.7%           94.2%                                 94.2%
Economic occupancy (at end of period)                 94.4%           94.4%                                 94.4%

Average base rent per occupied unit                     599             609                                   609
Increase from same period prior year                  -8.4%(1)        -7.1%(1)                             -7.1%(1)

Apartment annualized turnover rate                    49.2%           46.7%                                 47.1%

(1) Reflects acquisitions during the period
(2) Some 1996 information was restated to reflect current methodology.

                                             GLENBOROUGH REALTY TRUST INCORPORATED
                                                       June 30, 1997

LEASE EXPIRATION SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
                                            1997          1998           1999           2000          2001
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL PORTFOLIO
   Annual Base Rent Expiring             156,132       294,720        572,004        338,028       645,540
   Percent of Total Annual Rent            3.40%         6.40%         12.40%          7.30%        14.00%

   Square Footage expiring                13,799        44,168         52,975         28,766        84,523
   Percent of Square Footage               2.10%         6.80%          8.10%          4.40%        13.00%

   Number of leases Expiring                   9            15             27             15            20
   Percent of Number of Leases             8.00%        13.40%         24.10%         13.40%        17.90%

INDUSTRIAL PORTFOLIO
   Annual Base Rent Expiring           1,729,230     2,319,843        979,104      1,002,063       867,828
   Percent of Total Annual Rent           14.00%        18.80%          7.90%          8.10%         7.00%

   Square Footage expiring               347,184       447,134        211,230        221,766       159,125
   Percent of Square Footage              11.30%        14.60%          6.90%          7.20%         5.20%

   Number of Leases Expiring                  74            56             33             20            14
   Percent of Number of Leases            34.30%        25.90%         15.30%          9.30%         6.50%

OFFICE PORTFOLIO
   Annual Base Rent Expiring           2,090,753     2,787,787      3,327,606      2,714,496     3,695,472
   Percent of Total Annual Rent           12.20%        16.30%         19.40%         15.80%        21.60%

   Square Footage expiring               128,294       227,609        236,639        161,508       264,290
   Percent of Square Footage              10.70%        19.00%         19.70%         13.50%        22.00%

   Number of Leases                          133            61             60             46            49
   Percent of Number of Leases            35.60%        16.30%         16.00%         12.30%        13.10%

TOTAL PORTFOLIO
   Annual Base Rent Expiring           3,976,115     5,402,350      4,878,714      4,054,587     5,208,840
   Percent of Total Annual Rent           11.70%        15.80%         14.30%         11.90%        15.30%

   Square Footage Expiring               489,277       718,911        500,844        412,040       507,938
   Percent of Square Footage               9.90%        14.60%         10.20%          8.40%        10.30%

   Number of Leases Expiring                 216           132            120             81            83
   Percent of Number of Leases            30.80%        18.80%         17.10%         11.50%        11.80%

LEASE EXPIRATION SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    2006 &
                                              2002         2003          2004           2005     Thereafter
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL PORTFOLIO
   Annual Base Rent Expiring                79,380      110,832       620,448        406,572      1,389,840
   Percent of Total Annual Rent              1.70%        2.40%        13.40%          8.80%         30.20%

   Square Footage expiring                   8,000       23,875       142,144         37,933        216,487
   Percent of Square Footage                 1.20%        3.70%        21.80%          5.80%         33.10%

   Number of leases Expiring                     4            3             8              4              7
   Percent of Number of Leases               3.60%        2.70%         7.10%          3.60%          6.20%

INDUSTRIAL PORTFOLIO
   Annual Base Rent Expiring             1,219,728            -     3,576,121              -        641,400
   Percent of Total Annual Rent              9.90%        0.00%        29.00%          0.00%          5.30%

   Square Footage expiring                 229,010            -     1,402,295              -         54,973
   Percent of Square Footage                 7.50%        0.00%        45.60%          0.00%          1.70%

   Number of Leases Expiring                    10            -             6              -              3
   Percent of Number of Leases               4.60%        0.00%         2.80%          0.00%          1.30%

OFFICE PORTFOLIO
   Annual Base Rent Expiring               922,272      144,000       664,956        448,584        349,152
   Percent of Total Annual Rent              5.40%        0.80%         3.90%          2.60%          2.00%

   Square Footage expiring                  68,008        8,348        26,180         24,483         55,132
   Percent of Square Footage                 5.70%        0.70%         2.20%          2.00%          4.50%

   Number of Leases                             17            2             3              2              1
   Percent of Number of Leases               4.50%        0.50%         0.80%          0.50%          0.40%

TOTAL PORTFOLIO
   Annual Base Rent Expiring             2,221,380      254,832     4,861,525        855,156      2,380,392
   Percent of Total Annual Rent              6.50%        0.70%        14.30%          2.50%          7.00%

   Square Footage Expiring                 305,018       32,223     1,570,619         62,416        326,592
   Percent of Square Footage                 6.20%        0.70%        31.90%          1.30%          6.50%

   Number of Leases Expiring                    31            5            17              6             11
   Percent of Number of Leases               4.40%        0.70%         2.40%          0.90%          1.60%

                                             GLENBOROUGH REALTY TRUST INCORPORATED
                                                       June 30, 1997


-----------------------------------------------------------------------------------------------------------------------------------

                                OFFICE           INDUSTRIAL              RETAIL              HOTEL
-----------------------------------------------------------------------------------------------------------------------------------
Revenue                       4,268,632           2,820,890            1,579,107           1,701,523

Operating Expenses            1,939,135             648,325              411,934             509,422
                             ----------          ----------            ---------           ---------
NOI                           2,329,497           2,172,565            1,167,173           1,192,101

-----------------------------------------------------------------------------------------------------------------------------------
                                MULTI-            PROPERTY           ELIMINATING             TOTAL
                                FAMILY             TOTAL              ENTRIES(1)           REPORTED
-----------------------------------------------------------------------------------------------------------------------------------
Revenue                       1,412,508          11,782,660                1,474          11,784,134

Operating Expenses              562,250           4,071,066             (407,848)          3,663,218
                             ----------          ----------            ---------          ----------
NOI                             850,258           7,711,594              409,322           8,120,916

(1) Eliminating entries represent internal market level property management fees included in operating expenses to provide comparison to industry performance.

                                             GLENBOROUGH REALTY TRUST INCORPORATED
                                                       June 30, 1997

          TERM                                                             DEFINITION
-----------------------------------------------------------------------------------------------------------------------------------
Acquisitions                              The capitalized cost of properties acquired during the period indicated.

Associated Companies                      The REIT owns 100% of the non-voting preferred stock of two real estate companies:  Glenborough Corporation and Glenborough Hotel Group.


Average Base Rent Per                     Base rent charged to tenants divided by occupied square feet or number
Occupied Square Foot (Unit)               of units.

Capital Expenditures                      Recurring, non-revenue producing purchases of building improvements and equipment, including Tenant Improvements and Leasing
                                          Commissions unless otherwise noted.  This caption does not include purchases of land, buildings, and equipment that will produce revenue for the Company, such as property acquisitions and construction of rentable structures.

Capitalized Leasing                       Commissions paid for obtaining a lease which have been capitalized and
Commissions (CLC)                         are to be amortized over the lease term.

CLC Committed                             Capitalized leasing commissions which have been committed as a part of entering into a lease agreement.

CLC Spent                                 The portion of committed, capitalized leasing commissions which have been spent by the Company.

Combined Total                            All properties owned in the current year.

Concessions                               Relief or reduction of rent charges for a specified period, negotiated and committed to as a part of entering into a lease agreement.

Controlled Partnerships                   A group of partnerships for which one of the Associated Companies provides some or all of the following services:  asset management, property management, general partner services, development services.

Debt Coverage Ratio                       EBIDA divided by debt service.

Debt Service                              Interest expense plus principal reductions of debt, excluding repayments on lines of credit.


Dividend Payout Ratio                     The percentage of FFO or CAD that will be paid in dividends to the shareholders of Glenborough Realty Trust Incorporated.

Dividend Per Share                        The dividends paid for each share of Glenborough Realty Trust Incorporated.


EBIDA                                     Earnings before interest, depreciation and amortization.


Economic Occupancy                        Gross potential rent divided by base rental revenue collected.

Effective Rents                           Annualized rents net of concessions.

FFO Multiplier                            Stock price per share divided by annualized FFO per share.

FFO Per Share                             FFO divided by the fully diluted weighted average shares outstanding during the period.


Cash Available For                        Cash Available for Distribution represents Funds from Operations plus
Distribution (CAD)                        amortization of deferred financing fees, less reserves for leasing commissions and capital expenditures (excluding property acquisitions).

Funds From Operations (FFO)               Funds from Operations means income (loss) from operations before minority interests and extraordinary items plus depreciation and amortization (except amortization of deferred financing costs) and unrealized loss provisions plus an adjustment to reflect the Company's share of FFO of the
                                          Associated Companies.

Interest Coverage Ratio                   EBIDA divided by interest on debt.

Leasing Production                        Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

Net Operating Income (NOI)                Revenues less Operating Expenses (as defined herein).

Percent Debt to Total Market              Total notes and mortgages payable divided by the sum of total notes and
Capitalization                            mortgages payable plus the total market value of all shares and units outstanding at the date of calculation.

Percent Increase in Effective             Percentage change in effective base rents from renewal as compared to
Rents From Renewal                        effective base rents as of the date indicated.

Physical Occupancy                        Total square feet (units) rented divided by net rentable square feet
                                          (units) on the date indicated.

Renewal or Re-Lease                       Leases that have been renewed by current tenants or leased space that has been re-leased by new tenants.
Rental Dollars (Leasing                   Total annualized revenues to be earned per year during the term of the
Production)                               lease from renewed or re-leased space before concessions, TIs and leasing commissions.


Same Property                             Properties owned in the current year which were also owned during the same period of the prior year.  If a property is sold during the quarter, data for prior periods and the current quarter are deleted for comparability.

Tenant Improvements (TI)                  A capital expense used to improve the physical space occupied by an existing or new (re-leasing) tenant.  Tenant improvements are amortized over the term of the lease.

TI Committed                              Tenant improvements which have been committed as a part of entering into a lease agreement.

TI Spent                                  The portion of committed tenant improvements which have been spent by the Company.

Total Market Capitalization               As of the date calculated, the sum of (a) the product obtained by multiplying the total fully converted number of shares of the Common
                                          Stock of the Company then outstanding, by the price per share; plus (b)
                                          the Company's Debt as set forth on the most recent financial statements.

Turnover Rate                             The percentage of multifamily units that became available for rent during the 12-month period ending on the date of this report.